Consulting Agreement of RB and AJ Associated Holdings dated June 27, 2006
EX-10.20

CONSULTING AGREEMENT

INDEPENDENT CONSULTING AGREEMENT

This Independent Consulting Agreement (“Agreement”), effective as of June 27, 2006 (“Effective Date”) is entered into by and between MFC DEVELOPMENT CORP., a Delaware corporation (herein referred to as the “Company”) and RB & AJ ASSOCIATED HOLDINGS, INC., a California corporation (herein referred to as the “Consultant”).

RECITALS

WHEREAS, the Company is a publicly-held corporation with its common stock traded on the OTC Bulletin Board; and,

WHEREAS, Company desires to engage the services of Consultant to consult with Company management concerning Company activities;

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.

Term of Consultancy.  Company hereby agrees to retain the Consultant to act in a consulting capacity to the Company, and the Consultant hereby agrees to provide services to the Company commencing immediately and ending on January 5, 2007 unless otherwise mutually agreed to by the parties.

2.

Duties of Consultant.  The Consultant agrees that it will generally provide the following specified consulting services through its officer, Robert Prag, during the term specified in Section 1, above.

(a) Consult with and assist the Company in developing and implementing appropriate plans and means for presenting the Company and its business plans, strategy and personnel to the financial community; and,

(b) At the Company's request, review with Company's management any or all of the Company’s strategic plans, financing plans, budgeting plans, product offerings, potential acquisitions, and proposed additions to the Company’s management team and Board of Directors.

3.

Allocation of Time and Energies.  The Consultant hereby promises to perform and discharge faithfully the responsibilities which may be assigned to the Consultant from time to time by the officers and duly authorized representatives of the Company, so long as such activities are in compliance with applicable securities laws and regulations. Consultant and staff shall diligently and thoroughly provide the consulting services required hereunder. Although no specific hours-per-day requirement will be required, Consultant and the Company agree that Consultant will perform the duties set forth herein above in a diligent and professional manner. The parties acknowledge and agree that a disproportionately large amount of the effort to be expended and the costs to be incurred by the Consultant and the benefits to be received by the Company are expected to occur within or shortly after the first month of the effectiveness of this Agreement. It is also understood that the Company is entering into this Agreement with Consultant, a corporation and not any individual member or employee thereof.

4.

Remuneration.

4.1

For undertaking this engagement, for previous services rendered, for performing due diligence, and for other good and valuable consideration, the Company agrees to pay to the Consultant a “Commencement Bonus” consisting of a cash payment of $17,500.00 as well as Two Hundred Fifty Thousand (250,000) shares of the Company’s Common Stock (“Common Stock” and such shares, collectively, the “Shares”).  The Shares shall be fully paid and non-assessable and shall be issued to Consultant by July 15, 2006.  The $17,500 cash payment shall be made with 5 business days following the Company completing its next financing.  Except with respect to reimbursement of expenses as provided below, no other consideration or payments shall be due to Consultant in connection with the services provided and to be provided under this Agreement.

The Company understands and agrees that Consultant has foregone significant opportunities to accept this engagement and that the Company derives substantial benefit from the execution of this Agreement and the ability to announce its relationship with Consultant.  The Commencement Bonus, therefore, constitutes payment for Consultant’s agreement to consult to the Company, for previous services rendered, and for performing due diligence, and is a non-refundable, non-apportionable, non-ratable retainer and is not a prepayment for future services.  If the Company decides to terminate this Agreement prior to January 5, 2007 for any reason whatsoever, it is agreed and understood that Consultant will not be requested or demanded by the Company to return any of the shares of Common Stock paid to it as the Commencement Bonus hereunder.  Further, if and in the event the Company is acquired during the term of this Agreement, it is agreed and understood that Consultant will not be requested or demanded by the Company to return any of the shares of Common Stock payable to it hereunder.

4.2

Notwithstanding anything else in this Agreement to the contrary, Company and Consultant acknowledge and agree that for purposes of the Company’s internal accounting practices, the Company may desire to allocate all or a portion of the Commencement Bonus to any number of the services provided by the Consultant to the Company under this Agreement consistent with the United States generally accepted accounting practices.  Accordingly, Consultant agrees to cooperate with the Company, and will provide to the Company reasonable support and documentation in connection with any such allocation process.

4.3

If at any time after the date of this Agreement the Company proposes to file a registration statement with respect to any class of securities (other than pursuant to a registration statement on Forms S-4 or S-8 or any successor form) under the Securities Act, the Company shall notify Consultant at least twenty (20) days prior to the filing of such registration statement and will offer to include in such registration statement all or any portion of the Shares.  In a written notice to be delivered to the Company within twenty (20) days after receipt of any such notice from the Company, the Consultant shall state the number of Shares that it wishes to register for resale and distribution publicly under the proposed registration statement.   The Company will also use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to include within the coverage of each such registration statement (except as hereinafter provided) the Shares that Consultant has advised Company that Consultant wishes to register pursuant to such registration statement for resale and distribution, to prosecute each such registration statement diligently to effectiveness, and to cause such registration statement to become effective as promptly as practicable .  In that regard, the Company makes no representation or warranties as to its ability to have any registration statement declared effective.  In the event the Company is advised by the staff of the SEC, or any applicable self-regulatory or state securities agency that the inclusion of the Shares will prevent, preclude or materially delay the effectiveness of a registration statement filed, the Company, in good faith, may amend such registration statement to exclude the Shares without otherwise affecting the Consultant's rights to any other registration statement.

4.4

Company warrants that the Shares issued to Consultant under this Agreement by the Company shall be or have been validly issued, fully paid and non-assessable and that the Company’s board of directors has or shall have duly authorized the issuance and any transfer of them to Consultant.

4.5

Consultant acknowledges that the Shares to be issued pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and accordingly are “restricted securities” within the meaning of Rule 144 of the Act.  As such, the Shares may not be resold or transferred unless the Company has received an opinion of counsel and in form reasonably satisfactory to the Company that such resale or transfer is exempt from the registration requirements of that Securities Act.  Consultant agrees that during the term of this Agreement, that it will not sell or transfer any of the Shares, registered or unregistered, issued to it by the Company hereunder, except to the Company; nor will it pledge or assign such Shares as collateral or as security for the performance of any obligation, or for any other purpose. Consultant agrees and understands that if during the term of this Agreement, Consultant performs substantial services for any direct competitor of the Company (“direct competitor” meaning any company that directly owns and operates a direct marketing company), then the Shares issued by the Company to Consultant hereunder will be forfeited.

4.6

In connection with the acquisition of the Shares, Consultant represents and warrants to Company, to the best of its/his knowledge, as follows:

(a)

Consultant has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning an investment in the Shares, and any additional information that the Consultant has requested.

(b)

Consultant’s investment in restricted securities is reasonable in relation to the Consultant’s net worth, which is in excess of ten (10) times the Consultant’s cost basis in the Shares.  Consultant has had experience in investments in restricted and publicly traded securities, and Consultant has had experience in investments in speculative securities and other investments that involve the risk of loss of investment.  Consultant acknowledges that an investment in the Shares is speculative and involves the risk of loss.  Consultant has the requisite knowledge to assess the relative merits and risks of this investment without the necessity of relying upon other advisors, and Consultant can afford the risk of loss of his entire investment in the Shares.  Consultant is an accredited investor, as that term is defined in Regulation D promulgated under the Securities Act.

(c)

Consultant is acquiring the Shares for the Consultant’s own account for long-term investment and not with a view toward resale or distribution thereof except in accordance with applicable securities laws.

5.

Non-Assignability of Services.  Consultant’s services under this contract are offered to Company only and may not be assigned by Company to any entity with which Company merges or which acquires the Company or substantially all of its assets wherein the Company becomes a minority constituent of the combined Company.  In the event of such merger or acquisition, all compensation to Consultant herein under the schedules set forth herein shall remain due and payable, and any compensation received by the Consultant may be retained in the entirety by Consultant, all without any reduction or pro-rating and shall be considered and remain fully paid and non-assessable.  Notwithstanding the non-assignability of Consultant’s services, Company shall assure that in the event of any merger, acquisition, or similar change of form of entity, that its successor entity shall agree to complete all obligations to Consultant, including the provision and transfer of all compensation herein, and the preservation of the value thereof consistent with the rights granted to Consultant by Company herein.  Consultant shall not assign its rights or delegate its duties hereunder without the prior written consent of Company.

6.

Expenses.  Consultant agrees to pay for all its expenses (phone, mailing, labor, etc.), other than extraordinary items (travel required by/or specifically requested by the Company, luncheons or dinners to groups of investment professionals, mass faxing to a sizable percentage of the Company's constituents, investor conference calls, print advertisements in publications, etc.) approved by the Company in writing prior to its incurring an obligation for reimbursement. The Company agrees and understands that Consultant will not be responsible for preparing or mailing due diligence and/or investor packages on the Company, and that the Company will have some means to prepare and mail out investor packages at the Company’s expense.

7.

Indemnification.  The Company warrants and represents that all oral communications, written documents or materials furnished to Consultant or the public by the Company with respect to financial affairs, operations, profitability and strategic planning of the Company are accurate in all material respects and Consultant may rely upon the accuracy thereof without independent investigation. The Company will protect, indemnify and hold harmless Consultant against any claims or litigation including any damages, liability, cost and reasonable attorney's fees as incurred with respect thereto resulting from Consultant's communication or dissemination of any said information, documents or materials excluding any such claims or litigation resulting from Consultant's communication or dissemination of information not provided or authorized by the Company. Consultant will indemnify and hold Company harmless against any claims or litigation, including any damages, liability, cost and reasonable attorney’s fees as incurred with respect thereto resulting from consultant’s communication or dissemination of any false or inaccurate information, provided said information was not given to the Consultant by the Company.

8.

Representations.  Consultant represents that it is not required to maintain any licenses and registrations under federal or any state regulations necessary to perform the services set forth herein. Consultant acknowledges that, to the best of its knowledge, the performance of the services set forth under this Agreement will not violate any rule or provision of any regulatory agency having jurisdiction over Consultant. Consultant acknowledges that, to the best of its knowledge, Consultant and its officers and directors are not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws. Consultant further acknowledges that it is not a securities Broker Dealer or a registered investment advisor. Company acknowledges that, to the best of its knowledge, that it has not violated any rule or provision of any regulatory agency having jurisdiction over the Company. Company acknowledges that, to the best of its knowledge, Company is not the subject of any formal or informal investigation, claim, decree or judgment involving any violation of the SEC or securities laws.

9.

Legal Representation.  Each of Company and Consultant represents that they have consulted with independent legal counsel and/or tax, financial and business advisors, to the extent that they deemed necessary.

10.

Status as Independent Contractor.  Consultant's engagement pursuant to this Agreement shall be as independent contractor, and not as an employee, officer or other agent of the Company. Neither party to this Agreement shall represent or hold itself out to be the employer or employee of the other.  Consultant further acknowledges the consideration provided hereinabove is a gross amount of consideration and that the Company will not withhold from such consideration any amounts as to income taxes, social security payments or any other payroll taxes. All such income taxes and other such payment shall be made or provided for by Consultant and the Company shall have no responsibility or duties regarding such matters. Neither the Company nor the Consultant possesses the authority to bind each other in any agreements without the express written consent of the entity to be bound.

11.

Attorney's Fee.  If any legal action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with or related to this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs in connection with that action or proceeding, in addition to any other relief to which it or they may be entitled.

12.

Waiver.  The waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by such other party.

13.

Notices.  All notices, requests, and other communications hereunder shall be deemed to be duly given if sent by U.S. mail, postage prepaid, addressed to the other party at the address as set forth herein below:

To the Company:

MFC Development Corp.

Nancy Duitch, CEO

11872 La Grange Avenue

First Floor

Los Angeles, CA 90025

Phone – (310) 575-0955

Fax – (310) 575-4044

nancy@wwexcellence.com

To the Consultant:

RB & AJ Associated Holdings, Inc.

Robert B. Prag, CEO

2455 El Amigo Road

Del Mar, CA  92014

Phone:  (858) 361-1786

Fax – (858) 794-9544

bprag@delmarconsulting.com

It is understood that either party may change the address to which notices for it shall be addressed by providing notice of such change to the other party in the manner set forth in this paragraph.

14.

Choice of Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California.

15.

Complete Agreement.  This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement.  A telefacsimile of this Agreement may be relied upon as full and sufficient evidence as an original.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

AGREED TO:

Company:

MFC DEVELOPMENT CORP.

By:

Name: Nancy Duitch

Title:

CEO and its Duly Authorized Agent

Consultant:

RB & AJ ASSOCIATED HOLDINGS, INC.

By:

Name:

Robert B. Prag

Title:

CEO and its Duly Authorized Agent